Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.25CT

ONE HUNDRED FIFTH AMENDMENT

TO THE

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT.

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This One Hundred Fifth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date of this Amendment:

1.

Customer desires to convert Customer’s subscribers currently receiving billing services on Customer’s Oceanic platform to the CSG billing platform as soon as reasonably possible (for purposes of this Amendment, the “Converted Subscribers”), under the terms of the Agreement and pursuant to that certain Statement of Work, “Programmatic Data Conversion of Oceanic Subscribers to the Advanced Convergent Platform,” to be executed by the Parties (CSG document no. 4115999 the “Conversion SOW”).

2.	CSG’s Services shall commence upon the Conversion Date, as defined in the Agreement (as amended in the Fifty-ninth Amendment (CSG document no. 2508163)).

3.

Conversion of the Converted Subscribers will be subject to the terms of the ********** ********* *****, under the Agreement (as amended in the Fifty-ninth Amendment) and as referenced here within this Amendment.

4.

Subject to execution of this Amendment by the Parties on or before close of business on August 1, 2017, CSG and Customer agree that Customer’s Connected Subscriber BSC for the Converted Subscribers shall be ****** *** * ****** of ****** (**) ****** commencing as of the Conversion Date (for purposes of this Amendment, such period shall be referred to as the “*** ****** ******”).  CSG shall invoice and Customer shall be obligated to pay the respective BSC fees under Schedule F for the Converted Subscribers the ***** **** ***** following the end of the *** ****** ******.  The foregoing notwithstanding CSG and Customer agree that expiration of the *** ****** ****** will not occur until *** ******** a ********** ****** of ***** (**) **** of no “*** ******** ********** ******”; provided, however, CSG and Customer agree in no event shall the *** ****** ****** ****** ***** **** ******-**** (**) ****** following the Conversion Date if Customer continues to use CSG’s Products and Services for the Converted Subscribers.  *** ******** ********** ****** shall be defined as a *** ****** ****** **** ******* ** *** *********.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

a)	********** **********

********** ********* ******

********** ******** ** *** **********

********** ********* ********

********** ********* ********

********** ********* *******

********** *********** *******

******************

b)	********** ****** ******* ***********
c)	*********** ******** *** *** ********* ******** **********

***

****®

***®

*** ************

*** *****®

d)	********** *** ******** ******** **

********* *****®

***’* ******** ************** ****** (***) *** ********® ******* ********

5.

Commencing on the ***** **** ***** after expiration of the *** ****** ******, (i) *** **** ******** *********, (ii) ******** **** ******** ****** the ********* ********** *** *** *** ********* *********** and (iii) *** **** ******** ****** the ********** ********* ***** to ******** for **** ********* **********, pursuant to the Agreement (as amended in the Fifty-ninth Amendment). Customer and CSG agree, *** ***** *** ** ******** ** *** *** ********** ********* ***** during the *** ****** ******.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Name: Mike Ciszek	Name: Gregory L. Cannon
Title: SVP - Billing Strategy and Operations	Title: SVP, Secretary & General Counsel
Date: 7/25/17	Date: 7/27/17